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                                  EXHIBIT 23.4

                         Consent of Ernst & Young LLP,

                 Independent Registered Public Accounting Firm,

                            dated September 10, 2004
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 9, 2003, with respect to the combined financial statements of Marriott Senior Living Services Twenty-One Communities (a group of related properties acquired by CNL Retirement Properties, Inc.), incorporated by reference in Post-Effective Amendment No. Two to the Registration Statement (Form S-11 No. 333-107486) and related Prospectus of CNL Retirement Properties, Inc.

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 2003, with respect to the combined financial statements of Marriott Senior Living Services Nine Communities (a group of related properties acquired by CNL Retirement Properties, Inc.), incorporated by reference in Post-Effective Amendment No. Two to the Registration Statement (Form S-11 No. 333-107486) and related Prospectus of CNL Retirement Properties, Inc.

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 14, 2003, with respect to the combined financial statements of Sunrise Senior Living Services Fourteen Communities (a group of related properties acquired by CNL Retirement Properties, Inc.), incorporated by reference in Post-Effective Amendment No. Two to the Registration Statement (Form S-11 No. 333-107486) and related Prospectus of CNL Retirement Properties, Inc.

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2004, with respect to the combined statement of certain revenues and certain expenses of the Medical Office Properties Twenty-Two Properties (a group of related properties acquired by CNL Retirement Properties, Inc.), included in Post-Effective Amendment No. Two to the Registration Statement (Form S-11 No. 333-107486) and related Prospectus of CNL Retirement Properties, Inc.

                                               /s/ Ernst & Young LLP


McLean, Virginia
September 10, 2004